UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant☒ Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

BURLINGTON STORES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BURLINGTON STORES, INC. 2026 Annual Meeting Vote by May 18, 2026 11:59 p.m. Eastern Time BURLINGTON STORES, INC. 2006 ROUTE 130 NORTH BURLINGTON, NJ 08016 V87995-P45575 You invested in BURLINGTON STORES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 19, 2026 8:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/BURL2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends1.Election of Directors Nominees:1a. Ted English For 1b. Shira Goodman For 1c. Jordan Hitch For 1d. John Mahoney For 1e. Laura Sen For 1f. Michael Skirvin For 1g.Paul Sullivan For 2.Ratification of the appointment of Deloitte & Touche LLP as Burlington Stores, Inc.’s independent registered certified public accounting firm for the fiscal year ending January 30, 2027 For 3.Approval, on a non-binding advisory basis, of the compensation of Burlington Stores, Inc.’s named executive officers (“Say-On-Pay”) For 4.Approval, on a non-binding basis, of the frequency of future Say-On-Pay votes 1Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.